WRAP TECHNOLOGIES

Global Leader in Innovative Public Safety Technologies and Services

March 2022

WRAP

SAFE HARBOR STATEMENT

This presentation contains forward looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward looking statements be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The forward looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward looking statements herein.

CORPORATE OVERVIEW


BOLA
WRAP
150

Unique, Patented Solution
No known direct competition

Experienced Management

Rapid Growth
Domestic & international sales, training, manufacturing capacity

Product Development
Continuous improvement in product design

Broadening Reach
3,250 officers at 940 agencies trained & certified

$245 million
Market Cap.
(as of 02/28/2022)

$35 million
Cash & short term investments
(as of 12/31/2021)

23,000+
Shareholders
(as of as of 02/28/2022)

Introducing BolaWrap150®

"AN INNOVATION THAT IS CHANGING THE WORLD OF POLICING."

Chief Luther Reynolds | Charleston Police Department







Step 1: Aim

Like "Remote Handcuffs", BolaWrap is a handheld remote restraint device that deploys a 7.5-foot Kevlar® cord that can wrap around an individual - even moving subjects – BolaWrap150 wraps a subject's legs or arms at an effective range of 10-25 feet. It has a multi-dot green laser array for precision aim and accuracy.

Step 2: Deploy

Created for law enforcement and the military, BolaWrap150 is the only remote restraint tool that ensures a safe space between the subject and officer, does not rely on pain compliance and is specifically designed to be deployed early in an encounter to decrease the potential for injury to the subject, bystanders or the officer.

Step 3: Restrain

Inflicting pain often escalates encounters, the BolaWrap150 provides humane remote restraint. The device restrains without injury in situations where reasoning and verbal commands have failed, or are likely to fail. It can allow time for the officer to provide needed support for persons in crisis.



VERBAL COMMANDS | BolaWrap | PEPPER SPRAY | PEPPER BALL | BATON | TASER | BEAN BAG SHOTGUN 40mm | FIREARM

ANOTHER TOOL IN THE TOOLBOX

"There is a gap in the list of tools used by law enforcement between verbal commands and tools that inflict pain. The BolaWrap fills that gap."

Chief Don De Lucca

Former President, International Association of Chiefs of Police

3-time Chief of Police – WRAP Consultant

POLICE ARE FACING A MAJOR ISSUE

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart | Santa Cruz County Sheriff



1 in 10

Police encounters involve mentally ill[1]

1 in 4

Fatal police encounters involve mentally ill[1]

"We've had three deployments, and each one has resolved a situation that could have become a lot worse. That's worth a lot more than the cost of the device"

Chief Todd Shafer | Defiance Police Department · Ohio

Litigations & Settlements

Police Departments, Insurance Providers, & Taxpayers are all Paying the Price

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[6]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1.02 Billion

Paid out by ten cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, a 48% increase from $168.3 million in 2010.[8]



BOLAWRAP® 150


BOLA
WRAP

DEVICE
Customizable colors and accessories for personalized departments



CASSETTE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

- Compliance Without Pain
- De-escalate Encounters
- Helps Keep Officers & Subjects Safe
- Reduces Litigation
- Contributes to Restoring Trust Between Community & Law Enforcement

13
U.S. patents granted

6
Foreign patents granted

Multiple
U.S and foreign patents allowed and pending

4
Trademarks filed in U.S. and targeted foreign countries

55
Countries covered by foreign patents filed

MARKET SIZE & OPPORTUNITY

CURRENT OPPORTUNITIES

900,000
Police officers in the US

12,435,974
Police Officers globally

75,000,000
Military personal globally

FUTURE OPPORTUNITIES

20,000,000+
Private security workers worldwide

TOTAL ADDRESSABLE MARKET

105,000,000+

NON-LETHAL WEAPONS MARKET


$16.1B
2027
$9.0B
2021

WRAP

The Public is Watching

100,000,000+
Product Social Media Views

1,000+
Product Television Appearances

1,500,000+
Website Visitors


United States
Las Vegas
Washington
Jacksonville
New Orleans
San Diego
Phoenix
Tucson
El Paso
San Antonio

BolaWrap® Current Partners

600+

Police agencies in the US and 51 countries currently have BolaWrap devices.

St. Cloud, Florida


Subject's legs are wrapped.
"BolaWrap Deployed"

LaGrange, Georgia


Subject's arm is wrapped and pinned to his side.
Subject is surprised, giving officers time to rush in
and take him into custody safely.
higher levels of force.
"BolaWrap Deployed"

Virginia, Minnesota


Subject's arms are wrapped and he is surprised,
giving officers time to approach and take him into custody,
without escalation or need for higher levels of force.

Beaufort, South Carolina



Wyoming, Minnesota



Glenwood Springs, Colorado


Subject's ankles are tightly wrapped,
giving officers time to rush in and take control of the subject
without injury to himself or others.

Northern York, Pennsylvania



Fruitland, Maryland


Subject's arms are wrapped and he reacts by falling to the ground,
allowing officers time to control the subject
without injury or using higher levels of force.

BolaWrap On Bodycam

BolaWrap has been used dozens of times by agencies across the the United States to safely apprehend noncompliant suspects and subjects in crisis.

DISTRIBUTION NETWORK

International
International Distributor Network

47
International Distributors

51
Countries currently with BolaWrap products

54
Countries covered by distributors

United States
US Distributor Network

12
Distributors

49
States covered by Distributors

120+
Distributor personnel selling BolaWrap products to US law enforcement customers

600+
Police agencies currently testing or carrying BolaWrap in the field

3000+
Officers have been trained

United States - *decisions made by each department's Chief*

18,000+ police departments[14] 900,000+ officers[15]


POLICE
DEPARTMENT
CITY OF NEW YORK

Large Departments
Federal Agencies →

Internal Sales Team Trained by WRAP Training Academy

More Decision Makers
Longer Sales Cycle
Larger Orders



Small Departments →

Distributor Network Trained By WRAP Training Academy

Less Decision Makers
Shorter Sales Cycle
Smaller Orders

International - *decisions made on national level by individual entities*

1 department (e.g. Indonesia National Police) 387,000+ officers[15]



Large Departments
Federal Agencies →

Distributor Network Trained By WRAP Training Academy

Less Decision Makers
Low Visibility
Sales Cycle
Significant Orders

Sales Cycle

Demonstration →

Training
- Initial Purchase
- Pay For Training

→ **Policy Writing** →

Field Testing
Supervisors, SWAT

→ **Full Agency Deployment** → **Demonstration**

Trained officers are a precursor to sales activity

Introducing WRAP Reality™

Cutting-edge virtual reality training technology for law enforcement and security personnel



FULL IMMERSION
Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT
Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS
Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES
More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS
Danger comes from all directions (e.g., above, and below)

INNOVATION
WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT
Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE
Basic operation can be learned in under an hour

EASE OF INSTALLATION
On-site installation and train-the-trainer sessions

ENVIRONMENTAL SOCIAL GOVERNANCE

ESG Approach:

1. WRAP will focus on the social aspect of ESG the most because the company is in a unique position in that category.

2. As an overall checklist, WRAP will fine tune operations to be in-line with SDG guidelines (Social Development Guidelines clearly set and stated by the UN).

3. WRAP has applied to become a United Nations Signatory.

Top ESG Initiatives achieved year-to-date:

- ✓ Internally investigated WRAP's supply chain to make sure the company isn't enabling companies that are acting outside of ESG guidelines
- ✓ Reviewed the firm's hiring practices to assure diversification, fairness and equal opportunities
- ✓ Identified how the company could do more socially
- ✓ Hired an ESG consultant to give a fairness opinion and offer areas we could improve on
- ✓ Led an all-employee event on ESG on April 12-13
- ✓ ESG letter published on August 9th

CORPORATE INFORMATION


BOLA
WRAP
150

40.85 million
Shares Outstanding
(12/31/2021)

27.15 million
Non Affiliate Public Float
(12/31/2021)

13.7 million
Insider Ownership
(12/31/2021)

$35 million
Cash & Short term investments
(12/31/2021)

$41.3 million
Stockholders' Equity
(12/31/2021)

$38.4 million
Working Capital
(12/31/2021)

5.6 million
Options, Warrants & RSUs
(12/31/2021)

23,000+
Shareholders
(12/31/2021)

NASDAQ: WRAP wrap.com

December 2017
Wrap Technologies closes IPO raising $1.99M
50 shareholders on cap table

July 2018
Field testing of BolaWrap begins

August 2018
First international BolaWrap order received

October 2018
Completion of $11.0M financing led by management & existing shareholders

December 2018
WRTC up-listed to Nasdaq
1,000+ shareholders on cap table

March 2019
Tom Smith, former founder of Taser International (now Axon), joins as Wrap President
Tom Smith appears on Varney & Co. on Fox Business

April 2019
First use case occurs in Fort Worth, TX during SWAT arrest
Sales focus shifts to distributor model

June 2019
Raises $11.5M led by existing investors
Joins Russell 2000 and 3000 indexes

July 2019
First $150k+ order from international distributors

October 2019
Opening of new 11,000 square foot manufacturing facility to increase manufacturing capacity
Reports 312% increase in Q3 revenue compared to Q3 2018

December 2019
LAPD announces training of 3300+ officers in their department on the BolaWrap

January 2020
Shipped international purchase orders for 250 BolaWraps and 2,000 cartridges and accessories
11,000+ shareholders on cap table

February 2020
Began field testing with LAPD; approximately 200 BolaWraps circulating among 1,100 officers

June 2020
Completion of $12.4M financing
27th country purchases BolaWrap

September 2020
First BolaWrap deployments captured on bodycam

December 2020
Acquisition of NSENA VR platform and WRAP Reality launch

February 2021
Tom Smith named CEO

March 2021
WRAP Appoints Four New Independent Board Members

May 2021
First 50 documented BolaWrap field uses reported to result in over 80% success rate

July 2021
Hired Glenn Hickman, as Chief Operating Officer

August 2021
WRAP 2.0
Numerous Bodycam's out
New training and marketing focus
VR collaboration with Amazon Web Services

October 2021
BolaWrap 150 Launches, The Next Generation is Here

December 2021
First international shipment of BolaWrap 150

March 2022
Announces record Q4 2021 and full year 2021 revenues

Company Timeline



Jim Barnes
FOUNDER
CHIEF FINANCIAL OFFICER
Turtle Beach
Parametric Sound



Glenn Hickman
CHIEF OPERATING OFFICER
Axon (TASER International)
Stanford
Northwestern



Mario Knapp
VP – TRAINING
Miami Dade Police Department



Marcy Rigoni
VP – HUMAN RESOURCES
Axon (TASER International)
Deloitte



Paul Manley
VP – INVESTOR RELATIONS
Ladenburg Thalmann
Northland Capital Markets
StiM Financial Corp.



Clark Dever
VP – PRODUCT MANAGEMENT, WRAP REALITY
Techcom
REO-INC



Milan Cerovic
VP – RESEARCH & DEVELOPMENT
Axon (TASER International)



Jags Gill
VP – INTERNATIONAL SALES
WatchGuard Video, Inc.
Motorola Solutions, Inc.
Axon (TASER International)



Becky Newman
VP –INTERNATIONAL CUSTOMER RELATIONS
Adviser, UK Govt. Home Office, Secretary General, European Working Group for Non-Lethal Weapons



Kevin De Rosa
VP – GLOBAL SUPPLY CHAIN
Axon (TASER International)
Apple

Leading Experts

Management



Wayne Walker
CHAIRMAN AND INDEPENDENT DIRECTOR
National Philanthropic Trust
DUPONT



Scot Cohen
FOUNDER AND DIRECTOR
Iroquois Capital



TJ Kennedy
INDEPENDENT DIRECTOR
FIRSTNET
Qumu



Kimberly Sentovich
INDEPENDENT DIRECTOR
GYMBOREE
Walmart



Michael Parris
INDEPENDENT DIRECTOR



Kevin Sherman
INDEPENDENT DIRECTOR
tractor

Leading Experts

Board of Directors

CORPORATE MILESTONES


BOLA
WRAP
150

23,000+
shareholders

600+
Departments & 51 countries have BolaWrap

3000+
Officers trained on BolaWrap

4,000+
Domestic police requests for demos, training, quotes

770+
International requests for demos, training & quotes

Quoting Orders
Daily through domestic & international distributors

Increase
in field deployments and bodycams

1000+
Television appearances surrounding demos & training

100M+
Views across social media platforms

ENDNOTES


BOLA
WRAP
150

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/

[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/

[4] https://scholarworks.waldenu.edu/dissertations/3420/

[5] https://en.wikipedia.org/wiki/Black_Lives_Matter

[6] Article 'Cost of Police Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[7] City Lawsuit Costs Report; Governing.com

[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[9] 360: Research Jan 2022 Market Report

[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel

[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwide-infographic

[13] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States

[14] https://en.wikipedia.org/wiki/Indonesian_National_Police

[15] https://wraptechnologies.com/wp-content/uploads/2020/07/Summary-UK-Report-final-21-5-20.pdf

WRAP®

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Paul Manley
VP – INVESTOR RELATIONS
(612) 834-1804
PMANLEY@WRAP.COM